PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED

Dear Shareholder:

     Preferred Income Opportunity Fund's hedges made all the difference in the first half of fiscal 1999. The benefits showed up in two ways:

     - First, the hedges helped stabilize the net asset value ("NAV") of the Fund's shares (taking into account the special year-end distribution of $0.81 per share paid out last December 31st). That made it possible to earn a positive total return on NAV of 1.9%, despite a general decline in the prices of preferred stocks.

     - Second, as a result of the profits on our hedges, we were ABLE TO INCREASE THE FUND'S MONTHLY DIVIDEND TO SHAREHOLDERS 8.4% ABOVE THE PREVIOUS MONTHLY RATE TO 7.10 CENTS PER SHARE, EFFECTIVE JUNE 30, 1999. If maintained for a year, this would work out to an annual rate of $0.852 per share.

     Hedging seems rather esoteric, but it is one of the cornerstones of the Fund's investment strategies. We expect rising interest rates to cause a decline in the market value of the Fund's portfolio of preferred stocks. To help offset that possibility, we need a way to profit from an increase in interest rates. We attempt to deal with this by purchasing put options on Treasury bond futures.

     Our put option hedges give the Fund the right, for the life of the option, to sell Treasuries at a fixed price. Typically that price is slightly below the market at the time the options are purchased, rather like a "safety net". When a significant rise in interest rates causes the prices of Treasury bonds to fall below the safety net, however, the right to sell at "yesterday's price" can become quite valuable.

     Our hedging strategies work best when interest rates move a lot and do it fast. We got our wish! The yield on long term U.S. Treasury bonds went from just over 5% last November 30th to almost 6% at the end of the Fund's fiscal first half on May 31, 1999. Next to this, nothing else that happened in the bond and preferred markets made much difference.

     The gains on our hedges led directly to the increase in the Fund's monthly dividend rate. As we pull profits out of our hedges, we can buy more preferreds for the Fund's portfolio. More preferreds produce more income, and that can make it possible to increase the dividends paid to our shareholders. This is the way the Fund was designed to work.

     We have not made any dramatic moves recently among the broad sectors within the Fund's portfolio of preferreds. Traditional preferreds, which are eligible for the Dividends Received Deduction available to corporate investors, are relatively scarce; and they have generally performed well. In particular, redemptions of adjustable rate preferreds ("ARPs") have further reduced the supply of such issues and boosted their performance. For the moment, most of the opportunities for active management are special cases of individual preferreds that seem mispriced by the market.

     The Fund's shares continue to sell at a discount in the market from their NAV, which was $12.56 per share on May 31, 1999. The discount increased sharply early in 1999 and then stabilized for a number of months in the general area of 10%. The increase may have been due in part to concerns raised by several securities analysts about the ability of some other, unrelated income funds to maintain their dividend rates. The initial market reaction to the recent increase in the Preferred Income Opportunity Fund's dividend rate has been more positive. Perhaps this reflects the annualized dividend yield of nearly 7 1/2% that the new monthly dividend rate provides on the current market price of the Fund's shares.

     We urge you to read the following Questions and Answers section, which deals with some important matters concerning the prospects for a special year-end distribution in 1999 and the Fund's performance.

                                         Sincerely yours,
                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

June 18, 1999

                             QUESTIONS AND ANSWERS

WILL THERE BE ANOTHER SPECIAL YEAR-END DISTRIBUTION TO SHAREHOLDERS IN 1999?

     Right now, the chances are pretty good, but there are no guarantees. If nothing changed during the second half of fiscal 1999, the Fund would definitely pay out a special distribution at the end of the year.

     The special year-end distributions come primarily from net capital gains realized by the Fund during its fiscal year. Under ordinary circumstances, that number would be hard enough to predict. In our case, it is even more difficult because of the way the Fund's hedges are treated under the tax laws.

     The entire change in the market value of the Fund's hedges during the fiscal year, right up to the last day, is treated for tax purposes as realized capital gain or loss. A shift in the market late in the fiscal year could impact the Fund's ability to make a year-end distribution even if we did not initiate any further transactions. You see why these comments are necessarily tentative.

WOULD A SPECIAL YEAR-END DISTRIBUTION AFFECT THE MARKET VALUE OF MY INVESTMENT IN THE FUND?

     It depends on whether or not the distribution is reinvested. Let's use the analogy of a savings account. Taking the distribution out is a withdrawal of principal that will reduce the account's value. Reinvesting it will get you back to where you started.
                                        2

     An illustration may help. Let's assume that a shareholder spends his or her regular monthly income from the Fund and reinvests just the portions of the special year-end distributions at NAV that are "above and beyond" the monthly dividends. The following table shows how an investment of $12,500 in the Fund's initial public offering in February, 1992 would have grown to $13,894 in market value due to the increase in the number of shares held. That would have occurred despite the decline in the market price of the shares, which was due both to the special year-end payouts and to the current discount of the market price from NAV.
                       PREFERRED INCOME OPPORTUNITY FUND
               GROWTH OF PRINCIPAL SINCE INITIAL PUBLIC OFFERING

                                                                  INCEPTION
                                                                   OF FUND      5/31/99
                                                                  ---------    ---------
    Shares Owned................................................  1,000shs.    1,242shs.
    Market Price Per Share......................................  $12.50       $11.1875
    Total Market Value..........................................  $12,500      $13,894
    ---------------
     See foregoing paragraph for explanation of assumptions.

     It is awfully easy just to spend the year-end distributions and forget them. If a shareholder does that, however, the market value of his or her shares will not really reflect the performance of the Fund's principal. That can come only from reinvesting distributions of principal in additional shares.

WOULD A SPECIAL YEAR-END DISTRIBUTION CAUSE MY INCOME TO CHANGE?

     The savings account analogy also applies to income. Taking assets out of the account will reduce the income that it produces. When the Fund has paid out special year-end distributions in the past, we have typically made a corresponding reduction in the dividend rate per share. Shareholders have often been able to avoid any significant change in income by reinvesting in additional shares at least the portion of the special distribution "above and beyond" the regular monthly dividend.

     As long as the Fund's shares sell at a discount from their net asset value, there is another possible advantage to reinvesting special distributions. The shareholder receives assets distributed by the Fund at 100 cents on the dollar. However, he or she can buy back a piece of the Fund's assets at perhaps 90 to 95 cents on the dollar by reinvesting at a discount from NAV. The result is an increase in the amount of assets at work for him or her in the Fund. A shareholder's income actually goes up if nothing else changes.

WHAT HAS HAPPENED TO THE INCOME OF THE SHAREHOLDERS THAT DO REINVEST?

     Let's continue with the assumption that the shareholder spent his or her regular monthly income and reinvested at NAV only the "above and beyond" part of each special year-end distribution. As shown by the following chart, monthly income in this case (the solid red line measured on the left-hand scale) actually increased since the inception of the Fund. That increase occurred despite a substantial decline in the interest rates on long term U.S. Treasury bonds (the dashed red line measured on the right-hand scale) from roughly 8% to about 6% now.

       [PREFERRED INCOME OPPORTUNITY FUND MONTHLY DIVIDEND INCOME GRAPH]
                 On a 1,000 Share ($12,500) Initial Investment

                                           MONTHLY INCOME
                                         W/REINV CAP GAINS                                                        UST 30 YTM
                                         -----------------                                                        ----------
'Dec-91'                                                                                    'Dec-91'
                                                                                                                     7.76
                                                                                                                     7.79
                                                                                                                     7.96
                                                                                                                     8.03
                                                82.5                                                                 7.84
                                                82.5                                                                 7.78
                                                82.5                                                                 7.46
                                                82.5                                                                 7.41
                                                82.5                                                                 7.38
                                                82.5                                                                 7.62
                                                82.5                                                                  7.6
'Dec-92'                                       83.14                                        'Dec-92'                 7.39
                                               83.14                                                                 7.19
                                               83.14                                                                  6.9
                                               83.14                                                                 6.92
                                               83.14                                                                 6.93
                                               83.14                                                                 6.98
                                               83.14                                                                 6.67
                                               83.14                                                                 6.56
                                               83.14                                                                 6.09
                                               83.14                                                                 6.02
                                               83.14                                                                 5.97
                                               83.14                                                                  6.3
'Dec-93'                                       79.87                                        'Dec-93'                 6.35
                                               79.87                                                                 6.24
                                               79.87                                                                 6.66
                                               79.87                                                                 7.09
                                               79.87                                                                  7.3
                                               85.89                                                                 7.43
                                               85.89                                                                 7.61
                                               85.89                                                                 7.39
                                               85.89                                                                 7.48
                                               85.89                                                                 7.82
                                               85.89                                                                 7.96
                                               89.17                                                                 7.94
'Dec-94'                                       88.36                                        'Dec-94'                 7.88
                                               88.36                                                                 7.73
                                               88.36                                                                 7.55
                                               88.36                                                                 7.43
                                               88.36                                                                 7.33
                                               88.36                                                                 6.63
                                               83.83                                                                 6.54
                                               83.83                                                                  6.9
                                               83.83                                                                 6.61
                                               83.83                                                                  6.5
                                               83.83                                                                 6.36
                                               83.83                                                                 6.08
'Dec-95'                                       78.73                                        'Dec-95'                 5.95
                                               78.73                                                                 6.05
                                               78.73                                                                 6.36
                                               78.73                                                                 6.67
                                               78.73                                                                 6.83
                                               83.83                                                                    7
                                               83.83                                                                 6.95
                                               83.83                                                                 7.01
                                               83.83                                                                 7.12
                                               83.83                                                                  6.9
                                               83.83                                                                 6.81
                                               83.83                                                                 6.51
'Dec-96'                                       84.06                                        'Dec-96'                  6.6
                                               84.06                                                                 6.79
                                               84.06                                                                  6.8
                                               84.06                                                                 7.09
                                               84.06                                                                 6.89
                                               84.06                                                                 6.98
                                               84.06                                                                 6.74
                                               84.06                                                                 6.45
                                               84.06                                                                 6.61
                                               84.06                                                                  6.3
                                               84.06                                                                 6.15
                                               84.06                                                                 6.04
'Dec-97'                                       79.79                                        'Dec-97'                 5.95
                                               79.79                                                                  5.9
                                               79.79                                                                 6.02
                                               79.79                                                                 5.93
                                               79.79                                                                 5.95
                                               79.79                                                                  5.8
                                               79.79                                                                 5.62
                                               79.79                                                                 5.72
                                               79.79                                                                 5.26
                                               79.79                                                                 4.98
                                               79.79                                                                 5.15
                                               79.79                                                                 5.07
'Dec-98'                                       81.35                                        'Dec-98'                 5.09
                                               81.35                                                                 5.09
                                               81.35                                                                 5.58
                                               81.35                                                                 5.62
                                               81.35                                                                 5.66
                                               81.35                                                                 5.82
                                               88.18
                                               88.18
                                               88.18
'Dec-99'                                                                                    'Dec-99'

                All distributions in excess of monthly dividends
                      are assumed to be reinvested at NAV

     This graph, which has been shown before in these reports, is one of our favorites because it shows what the Preferred Income Opportunity Fund is all about. We know that the Fund's dividend income will go up and down with changes in interest rates. We just want to maximize the "ups" and minimize the "downs". We have succeeded.

     The rather remarkable income record presented in the graph is no accident. The Fund's hedging strategies are designed to produce this kind of result. The rest of the credit goes to ongoing shifts made within the portfolio.

HOW DOES A SHAREHOLDER GO ABOUT REINVESTING IN THE FUND?

     A good many of our shareholders reinvest all distributions, including the monthly dividends, through the Fund's Dividend Reinvestment Plan ("DRIP"). The DRIP is a particularly efficient way to reinvest on a regular basis with a minimum of hassle. If your shares are held in a brokerage account, ask your broker how to participate in the Fund's DRIP. If you hold your shares in certificate form, call the Plan's agent, First Data Investor Services Group, Inc., at 1-800-331-1710 for more information.

     Shareholders who wish to reinvest only now and then in amounts of their own choosing can always purchase more shares of the Preferred Income Opportunity Fund by calling their brokers.

HOW WOULD THE FUND BE IMPACTED BY A FURTHER INCREASE IN INTEREST RATES?

     We view the Fund as an alternative to higher quality bond funds for investors seeking a better way to deal with interest rate volatility. As shown in the following table, the Fund has beaten the returns of a composite of higher quality closed-end bond funds in both good and bad markets since its inception. However, our biggest advantage has typically been when the markets for bonds and preferreds have been weak due to rising interest rates.
                  ANNUALIZED TOTAL RETURNS ON NET ASSET VALUE
                           SINCE THE FUND'S INCEPTION

                                                                   WEAK      STRONG       ALL
                                                                  MARKETS    MARKETS    MARKETS
                                                                  -------    -------    -------
    Preferred Income Opportunity Fund...........................   -0.6%      18.7%      11.5%
    Composite of Higher Quality Bond Funds......................   -9.3%      17.6%       7.3%
    ---------------
       Based on data prepared by Lipper Inc. on total returns in the 88 months from the Fund's inception through 5/31/99, including 31 weak months and 57 strong months.

     The results shown in the table reflect the Preferred Income Opportunity Fund's success in combining leverage and hedging. This strategy tends to flourish when interest rates are volatile. We actually prefer interest rate roller coaster rides to dull markets, which are typically more difficult for us.

     The "Composite of Higher Quality Bond Funds" shown in the foregoing table represents the total returns of all closed-end bond funds, including U.S. Government bond funds, mortgage bond funds and term trusts, and investment grade bond funds, in the database compiled by Lipper Inc. Each month in which the bond fund composite beat the return on U.S. Treasury Bills was considered a strong market; every other month was a weak market.

WHAT HAVE THE FUND'S TOTAL RETURNS BEEN RECENTLY AND OVER THE LONGER TERM?

     The following table tells the story. The total returns on the composite of the higher quality closed-end bond funds in Lipper's database are shown for comparison purposes.
                       TOTAL RETURNS ON NET ASSET VALUE*
                           FOR PERIODS ENDED 5/31/99

                                                                 SIX      ONE     THREE     LIFE
                                                                MONTHS    YEAR    YEARS    OF FUND
                                                                ------    ----    -----    -------
    Preferred Income Opportunity Fund.........................    1.6%    3.2%    11.2%     11.5%
    Composite of Higher Quality Bond Funds....................   -0.4%    2.8%     8.0%      7.3%

   ---------------------
    * Based on data prepared by Lipper Inc. Returns are annualized for periods of more than a year. Distributions are assumed to be reinvested in accordance with Lipper's practice, which may differ from the procedures used elsewhere in this report.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------------------

                                                                                                  DIVIDEND
                                                     DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                                       PAID         VALUE       CLOSING PRICE     PRICE(1)
                                                     --------     ---------     -------------   -------------
December 31, 1997..................................  $0.3250       $13.46         $13.0000         $13.40
January 31, 1998...................................   0.0680        13.52          12.8750          12.95
February 28, 1998..................................   0.0680        13.52          12.8750          12.96
March 31, 1998.....................................   0.0680        13.62          12.8125          12.92
April 30, 1998.....................................   0.0680        13.59          12.6250          12.75
May 31, 1998.......................................   0.0680        13.70          12.8125          12.92
June 30, 1998......................................   0.0680        13.80          13.1250          13.11
July 31, 1998......................................   0.0680        13.59          12.8750          12.86
August 31, 1998....................................   0.0680        13.64          12.8750          12.92
September 30, 1998.................................   0.0680        13.54          12.8125          12.81
October 31, 1998...................................   0.0680        13.32          12.5000          12.59
November 30, 1998..................................   0.0680        13.50          12.8750          12.95
December 31, 1998..................................   0.8100        12.75          12.5000          12.53
January 31, 1999...................................   0.0655        12.67          11.9375          11.92
February 28, 1999..................................   0.0655        12.68          11.3125          11.62
March 31, 1999.....................................   0.0655        12.61          11.6250          11.57
April 30, 1999.....................................   0.0655        12.65          11.1875          11.15
May 31, 1999.......................................   0.0655        12.56          11.1875          11.38

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 1999 (UNAUDITED)
                                    --------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES -- 95.6 %
  ADJUSTABLE RATE PREFERRED STOCKS -- 10.2 %
        UTILITIES -- 3.9 %
             Niagara Mohawk Power Corporation:
   95,275    Series A, Adj. Rate Pfd. ........  $  2,408,671
  190,320    Series B, Adj. Rate Pfd. ........     4,811,528
   25,000    Series C, Adj. Rate Pfd. ........       632,031
    6,800    Northern Indiana Public Service
               Company,
               Series A, Adj. Rate Pfd. ......       342,550
                                                ------------
             TOTAL UTILITY ADJUSTABLE RATE
               PREFERRED STOCKS...............     8,194,780
                                                ------------
        BANKING -- 6.3 %
             Bank One Corporation:
    9,011    Series B, Adj. Rate Pfd. ........       903,353
   20,000    Series C, Adj. Rate Pfd. ........     2,005,000
             Bankers Trust New York
               Corporation:
   28,000    Series Q, Adj. Rate Pfd. ........       680,750
  151,700    Series R, Adj. Rate Pfd. ........     3,688,206
             Chase Manhattan Corporation:
   24,650    Series L, Adj. Rate Pfd. ........     2,381,806
    2,800    Series N, Adj. Rate Pfd. ........        68,162
             Citigroup Inc.:
   64,576    Series Q, Adj. Rate Pfd. ........     1,549,824
   20,400    Series R, Adj. Rate Pfd. ........       490,875
    3,200    J.P. Morgan & Company, Inc.,
               Series A, Adj. Rate Pfd. ......       289,600
    5,100    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       124,313
   22,700    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ......     1,139,256
                                                ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    13,321,145
                                                ------------
             TOTAL ADJUSTABLE RATE
               PREFERRED STOCKS...............    21,515,925
                                                ------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 85.4 %
        UTILITIES -- 33.6 %
             Alabama Power Company:
    3,332    4.60% Pfd. ......................  $    287,801
    1,852    4.72% Pfd. ......................       164,133
      100    4.92% Pfd. ......................         9,238
   42,250    5.20% Pfd. ......................     1,008,191
   28,100      Alabama Power Capital Trust I,
               7.375% TOPrS...................       718,306
   80,000      Alabama Power Capital Trust II,
               7.60% TOPrS....................     2,055,000
   70,400    Appalachian Power Company,
               8.00% QUIDS, Series B..........     1,808,400
             Baltimore Gas & Electric Company:
   10,650    6.70% Pref. Series 1993..........     1,191,469
   20,440    6.99% Pref. Series 1995..........     2,363,375
   10,000    Boston Edison Company,
               4.78% Pfd. ....................       877,500
    1,328    Central Hudson Gas & Electric
               Corporation,
               4.35% Pfd., Series D...........       105,576
  134,100    Central Power and Light Company,
               CPL Capital,
               8.00% QUIPS, Series A..........     3,427,931
   12,450    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series
               B..............................       316,697
   29,000    Consolidated Edison Company of
               New York,
               7.75% QUICS, Series A..........       741,313
             Duke Energy Corporation:
    7,019    4.50% Pfd., Series C.............       586,086
   10,003    7.85% Pfd., Series S.............     1,132,840
    1,009    7.00% Pfd., Series W.............       111,999
   53,750    Duquesne Light Company,
               Duquesne Capital,
               8.375% MIPS, Series A..........     1,367,266
             Florida Power & Light Company:
    4,000    4.50% Pfd. ......................       333,500
    4,105    4.35% Private Pfd., Series E.....       325,321
   34,180    6.98% Pfd., Series S.............     3,793,980
   14,200    7.05% Pfd., Series T.............     1,588,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Georgia Power Company:
   28,000    Capital Trust I,
               7.75%, Series T................  $    715,750
   13,500    Capital Trust III,
               7.75% Series V.................       345,094
   23,600    Hawaiian Electric Company, Inc.,
               HECO Capital Trust I,
               8.05% QUIPS....................       603,275
             Indiana Michigan Power Company:
   10,000    8.00% Pfd., Series A.............       255,625
   60,000    7.60% Pfd., Series B.............     1,518,750
    6,750    Indianapolis Power & Light
               Company,
               5.65% Pfd. ....................       699,469
    8,845    Jersey Central Power & Light
               Company,
               7.52% Sinking Fund Pfd., Series
               K..............................       925,408
   22,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A..........       556,875
   15,000    Mississippi Power Company,
               6.32% Pfd. ....................       383,438
   20,000    Monongahela Power Company,
               $7.73 Pfd., Series L...........     2,285,000
   51,280    Nevada Power Company,
               NVP Capital I,
               8.20% QUIPS, Series A..........     1,310,845
             New Century Energies, Inc.:
   91,500    PSCO Capital Trust I,
               7.60% TOPrS....................     2,327,531
   35,000    Southwestern Public Service
               Capital I,
               7.85%, Series A................       881,563
    5,000    New York State Electric & Gas
               Corporation,
               6.30% Sinking Fund Pfd. .......       519,063
             Niagara Mohawk Power Corporation:
    6,250    4.10% Pfd. ......................       433,594
   26,802    7.85% Sinking Fund Pfd. .........       681,776
   62,000    9.50% Pfd. ......................     1,608,125

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             Northern States Power Company:
    2,480    $4.10 Pfd. ......................  $    188,790
    2,660    $4.16 Pfd. ......................       205,485
   75,000    NSP Financing I,
               7.875% TOPrS...................     1,935,938
             Ohio Power Company:
   16,800    7.375% Sr. Notes.................       421,050
   47,500    7.92% QUIDS, Series B............     1,220,156
    2,150    Pacific Enterprises,
               $4.50 Pfd. ....................       179,794
    1,100    PECO Energy,
               $4.30 Pfd., Series B...........        84,700
    2,493    Potomac Electric Power Company,
               $2.44 Pfd., Series 1957........       112,185
  105,000    PP&L Resources, Inc.,
               PP&L Capital Trust II,
               8.10% TOPrS....................     2,697,188
   11,020    PSI Energy, Inc.,
               6.875% Pfd. ...................     1,223,220
   14,020    Public Service Electric & Gas
               Company,
               5.28% Pfd., Series E,..........     1,352,930
   56,000    Public Service Enterprise Group
               Incorporated,
               Enterprise Capital Trust I,
               7.44% TOPrS, Series A..........     1,378,300
             Puget Sound Energy, Inc.:
  550,000    Puget Sound Capital Trust,
               8.231% 6/1/27 Capital Security,
               Series B.......................       576,812
   24,655    7.75% Sinking Fund Pfd. .........     2,585,693
  125,300    7.45% Pfd., Series II............     3,508,400
    6,241    Reliant Energy, Inc.,
               HL&P Capital Trust I,
               8.125%, Series A...............       159,536
    4,030    Rochester Gas & Electric
               Corporation,
               4.75% Pfd., Series I...........       347,084
   46,500    San Diego Gas & Electric Company,
               6.80% Pfd. ....................     1,299,094

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             South Carolina Electric & Gas
               Company:
   15,000    5.125% Purchase Fund Pfd. .......  $    751,875
  100,200    SCE&G Trust I,
               7.55%, Series A................     2,536,313
    4,000    Southern Indiana Gas & Electric,
               4.75% Pfd. Pvt. ...............       347,500
             TransCanada PipeLines Ltd.:
    8,700    8.25% Pfd........................       223,481
   57,300    TransCanada Capital,
               8.75% TOPrS....................     1,486,219
             Union Electric Power Company:
    3,000    $7.64 Pfd. ......................       342,000
4,000,000    7.69% 12/15/36 Capital Security,
               Series A.......................     4,045,000
             Virginia Electric & Power
               Company:
    1,665    $4.04 Pfd. ......................       121,545
    2,270    $4.20 Pfd. ......................       172,236
    5,700    $6.98 Pfd. ......................       633,413
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    70,501,665
                                                ------------
        BANKING -- 17.5 %
      500    ABN Amro North America,
               6.59% Pfd. 144A**..............       520,000
4,000,000    BancWest Corporation,
               First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B.......................     4,065,000
             BankBoston Corporation:
1,275,000    BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security, Series B.............     1,275,000
  916,000    BankBoston Capital Trust I,
               8.25% 12/15/26 Capital
               Security.......................       951,495
  540,000    Bank of New York Company, Inc.,
               7.78% 12/1/26 Capital Security
               144A**.........................       544,725

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             Bankers Trust New York
               Corporation:
2,200,000    BT Preferred Capital Trust II,
               7.875% 2/25/27 Capital
               Security.......................  $  2,194,500
1,500,000    BT Capital Trust B,
               7.90% 1/15/27 Capital
               Security.......................     1,500,000
  101,050    Chase Manhattan Corporation,
               10.84% Pfd., Series C..........     2,996,764
             Citigroup Inc.:
   32,500    6.365% Pfd., Series F............     1,690,000
   55,780    6.231% Pfd., Series H............     2,837,807
   48,300    5.864% Pfd., Series M............     2,372,738
             First Union Corporation:
  300,000    First Union Institutional Capital
               I,
               8.04% 12/1/26 Capital
               Security.......................       309,750
1,885,000    First Union Institutional Capital
               II,
               7.85% 1/1/27 Capital
               Security.......................     1,917,987
   12,300    Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI..........       685,725
2,500,000    GreenPoint Financial Corporation,
               GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital
               Security.......................     2,578,125
4,710,000    J.P. Morgan & Company, Inc.,
               JPM Capital Trust II,
               7.95% 2/1/27 Capital
               Security.......................     4,815,975
      200    LaSalle National Corporation,
               6.46% Pfd. 144A**..............       207,375
             Republic New York Corporation:
   15,200    5.715% Pfd. .....................       786,600
4,785,000    Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security.......................     4,641,450
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    36,891,016
                                                ------------
        FINANCIAL SERVICES -- 13.3 %
             Bear Stearns Company:
   17,000    5.72% Pfd., Series F.............       767,125
  107,300    5.49% Pfd., Series G.............     4,667,550

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        FINANCIAL SERVICES (CONTINUED)
2,500,000    Countrywide Credit Industries,
               Inc., Countrywide Capital III,
               8.05% 6/15/27 Capital Security,
               Series B.......................  $  2,600,000
   27,000    Donaldson, Lufkin & Jenrette,
               Inc.,
               DLJ Capital Trust,
               8.42%..........................       693,562
             Heller Financial, Inc.:
   12,000    6.687% Pfd., Series C............     1,252,500
    6,700    6.95% Pfd., Series D.............       724,437
  174,950    Household International, Inc.,
               Household Capital Trust II,
               8.70%..........................     4,559,634
             Lehman Brothers Holdings Inc.:
  211,755    5.00% Convertible Pfd., Series
               B..............................     6,458,527
   27,000    5.94% Pfd., Series C.............     1,211,625
   22,000    5.67% Pfd., Series D.............       951,500
             Merrill Lynch & Co., Inc.:
   30,000    8.00% ML Capital Trust TOPrS.....       800,625
  104,200    9.00% Pfd., Series A.............     3,236,713
                                                ------------
             TOTAL FINANCIAL SERVICES FIXED
               RATE PREFERRED STOCKS AND
               SECURITIES.....................    27,923,798
                                                ------------
        INSURANCE -- 11.0 %
1,920,000    Allstate Corporation,
               Allstate Financing II,
               7.83% 12/1/45 Capital
               Security.......................     1,939,200
  510,000    American General Corporation,
               American General Capital A,
               7.57% 12/1/45 Capital Security
               144A**.........................       514,462
2,650,000    Aon Corporation,
               Aon Capital Trust A,
               8.205% 1/1/27 Capital
               Security.......................     2,848,750
   71,481    Hartford Financial Services
               Group, Inc., Hartford Capital
               II,
               8.35% QUIPS, Series B..........     1,871,909

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
6,700,000    MMI Companies, Inc.,
               MMI Capital Trust I,
               7.625% 12/15/27 Capital
               Security, Series B.............  $  5,561,000
4,000,000    Orion Capital Corporation,
               Orion Capital Trust II,
               7.701% 4/15/28 Capital
               Security.......................     3,380,000
1,810,000    Provident Companies, Inc.,
               Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security.......................     1,755,700
       21    Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement,
               Sinking Fund Pfd., Series A....     2,168,250
2,000,000    SAFECO Corporation,
               Safeco Capital Trust I,
               8.072% 7/15/37 Capital
               Security.......................     1,960,000
1,150,000    Transamerica Corporation,
               Transamerica Capital III,
               7.625% 11/15/37 Capital
               Security.......................     1,171,562
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    23,170,833
                                                ------------
        MISCELLANEOUS INDUSTRIES -- 10.0 %
   17,600    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................     1,603,800
   45,200    Coastal Corporation,
               Coastal Finance,
               8.375%, TOPrS..................     1,155,425
   90,000    Cyprus AMAX Minerals Company,
               $4.00 Pfd., Series A,
               Convertible....................     3,926,250
    3,000    E.I. du Pont Nemours,
               $4.50 Pfd., Series B...........       252,375
   57,600    Farmland Industries Inc.,
               8.00% Pfd. 144A**..............     2,973,600
3,750,000    KN Energy, Inc.,
               KN Capital Trust III,
               7.63% 4/15/28 Capital
               Security.......................     3,764,062
   30,000    LASMO America Ltd.,
               8.15% Pfd. 144A**..............     3,217,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        MISCELLANEOUS INDUSTRIES (CONTINUED)
   30,000    Ocean Spray Cranberries,
               6.25% Pfd. 144A**..............  $  3,112,500
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. .......       699,720
                                                ------------
             TOTAL MISCELLANEOUS FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    20,705,232
                                                ------------
             TOTAL FIXED RATE PREFERRED STOCKS
               AND SECURITIES.................   179,192,544
                                                ------------
             TOTAL PREFERRED STOCKS AND
               SECURITIES
               (Cost $195,207,004)............   200,708,469
                                                ------------
COMMON STOCKS -- 0.3 %
        UTILITIES -- 0.3 %
   25,000    Avista Corporation
               $1.24 RECONS...................       456,250
    8,150    WPS Resources Corporation........       260,545
                                                ------------
             TOTAL UTILITY COMMON STOCKS (Cost
               $677,710)......................       716,795
                                                ------------
OPTION CONTRACTS -- 2.3 % (Cost $2,508,047)
             September Put Options on U.S.
               Treasury Bond Futures, expiring
               8/20/99+.......................     4,811,406
                                                ------------
PRINCIPAL                                          VALUE
  AMOUNT                                          (NOTE 1)
---------                                       ------------
REPURCHASE AGREEMENT -- 1.1 % (Cost $2,284,000)
$2,284,000   Agreement with UBS Securities
               Inc.,
               4.78% dated 5/28/99, to be
               repurchased at $2,285,213 on
               6/1/99, collateralized by
               $1,881,000 U.S. Treasury Note,
               8.125% due 5/15/21 (value
               $2,329,680)....................  $  2,284,000
                                                ------------
TOTAL INVESTMENTS (Cost $200,676,761*).. 99.3%   208,520,670
OTHER ASSETS AND LIABILITIES (Net).......  0.7     1,542,795
                                          ----   -----------
NET ASSETS..............................100.0%  $210,063,465
                                          ----   -----------
                                          ----   -----------

---------------

 * Aggregate cost of securities held.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing.

ABBREVIATIONS (Note 6):
TOPrS  -- Trust Originated Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
QUICS  -- Quarterly Income Capital Securities

Capital Securities are considered debt instruments for financial statement purposes and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Opportunity Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)
-------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $200,676,761) (Note 1) See
     accompanying schedule..................................                   $208,520,670
  Cash......................................................                            225
  Dividends and interest receivable.........................                      2,289,101
  Receivable for securities sold............................                        914,095
  Prepaid expenses..........................................                         92,221
                                                                               ------------
          Total Assets......................................                    211,816,312
LIABILITIES:
  Payable for securities purchased..........................  $ 1,357,500
  Dividends payable to Common Shareholders..................      162,941
  Investment advisory fee payable (Note 2)..................      100,564
  Accrued expenses and other payables.......................      131,842
                                                              -----------
          Total Liabilities.................................                      1,752,847
                                                                               ------------
NET ASSETS..................................................                   $210,063,465
                                                                               ============
NET ASSETS consist of:
  Accumulated distributions in excess of net investment
     income (Note 1)........................................                   $   (119,313)
  Accumulated net realized gain on investments sold (Note
     1).....................................................                      3,440,945
  Unrealized appreciation of investments (Note 3)...........                      7,843,909
  Par value of Common Stock.................................                        111,513
  Paid-in capital in excess of par value of Common Stock....                    128,786,411
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     70,000,000
                                                                               ------------
          Total Net Assets..................................                   $210,063,465
                                                                               ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (700 shares
     outstanding) redemption value..........................  $100,000.00      $ 70,000,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock.........................        50.35            35,243
                                                              -----------      ------------
                                                              $100,050.35        70,035,243
                                                              ===========
  Common Stock (11,151,287 shares outstanding)..............       $12.56       140,028,222
                                                                  =======      ------------
TOTAL NET ASSETS............................................                   $210,063,465
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Preferred Income Opportunity Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................                $5,235,316
     Interest...............................................                 2,089,670
                                                                            ----------
          Total Investment Income...........................                 7,324,986
EXPENSES:
     Investment advisory fee (Note 2).......................  $595,183
     Administration fee (Note 2)............................   127,802
     Money Market Cumulative Preferred(TM) broker
      commissions and Auction Agent fees....................    96,800
     Insurance expense......................................    46,409
     Directors' fees and expenses (Note 2)..................    39,021
     Legal and audit fees...................................    38,019
     Shareholder servicing agent fees and expenses (Note
      2)....................................................    25,756
     Economic consulting fee (Note 2).......................    22,667
     Custodian fees and expenses (Note 2)...................    15,213
     Other..................................................    52,791
                                                              --------
          Total Expenses....................................                 1,059,661
                                                                            ----------
NET INVESTMENT INCOME.......................................                 6,265,325
                                                                            ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
      period................................................                 2,201,470
     Change in net unrealized appreciation of investments
      during the period.....................................                (4,348,529)
                                                                            ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                (2,147,059)
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $4,118,266
                                                                            ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                                MAY 31, 1999         YEAR ENDED
                                                                (UNAUDITED)       NOVEMBER 30, 1998
                                                              ----------------    -----------------
OPERATIONS:
     Net investment income..................................    $  6,265,325        $ 12,722,158
     Net realized gain on investments sold during the
      period................................................       2,201,470           8,379,883
     Change in net unrealized appreciation of investments
      during the period.....................................      (4,348,529)         (6,412,102)
                                                                ------------        ------------
     Net increase in net assets resulting from operations...       4,118,266          14,689,939
DISTRIBUTIONS:
     Dividends paid from net investment income to Money
      Market Cumulative Preferred(TM) Stock Shareholders
      (Note 5)..............................................      (1,812,450)         (2,066,476)
     Distributions paid from net realized capital gains to
      Money Market Cumulative Preferred(TM) Stock
      Shareholders (Note 5).................................        (247,384)         (1,198,981)
     Dividends paid from net investment income to Common
      Stock Shareholders....................................      (5,994,785)         (9,921,815)
     Distributions paid from net realized capital gains to
      Common Stock Shareholders.............................      (6,689,804)         (2,043,516)
                                                                ------------        ------------
NET DECREASE IN NET ASSETS FOR THE PERIOD...................     (10,626,157)           (540,849)
NET ASSETS:
     Beginning of period....................................     220,689,622         221,230,471
                                                                ------------        ------------
     End of period (including accumulated distributions in
      excess of net investment income/undistributed net
      investment income of $(119,313) and $1,422,597,
      respectively) (Note 1)................................    $210,063,465        $220,689,622
                                                                ============        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
           ---------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                          SIX MONTHS
                                                            ENDED                        YEAR ENDED NOVEMBER 30,
                                                         MAY 31, 1999    --------------------------------------------------------
                                                         (UNAUDITED)       1998        1997        1996        1995        1994
                                                         ------------    --------    --------    --------    --------    --------
OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  13.50      $  13.53    $  12.91    $  12.35    $  10.92    $  13.17
                                                           --------      --------    --------    --------    --------    --------
Net investment income..................................        0.56          1.14        1.10        1.16        1.27        1.19
Net realized and unrealized gain/(loss) on
 investments...........................................       (0.19)         0.17        0.87        0.53        1.73       (1.64)
                                                           --------      --------    --------    --------    --------    --------
Total from investment operations.......................        0.37          1.31        1.97        1.69        3.00       (0.45)
                                                           --------      --------    --------    --------    --------    --------
DISTRIBUTIONS:
Dividends paid from net investment income to
 MMP* Shareholders.....................................       (0.16)        (0.18)      (0.21)      (0.21)      (0.31)      (0.18)
Distributions paid from net realized capital gains to
 MMP* Shareholders.....................................       (0.02)        (0.11)      (0.04)      (0.03)      (0.00)#     (0.03)
Dividends paid from net investment income to Common
 Stock Shareholders....................................       (0.54)        (0.89)      (0.92)      (0.87)      (1.11)      (0.86)
Distributions paid from net realized capital gains to
 Common Stock Shareholders.............................       (0.60)        (0.18)      (0.16)         --       (0.17)      (0.72)
Change in accumulated undeclared dividends on MMP*.....        0.01          0.02       (0.02)      (0.02)       0.02       (0.01)
                                                           --------      --------    --------    --------    --------    --------
Total distributions....................................       (1.31)        (1.34)      (1.35)      (1.13)      (1.57)      (1.80)
                                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period.........................    $  12.56      $  13.50    $  13.53    $  12.91    $  12.35    $  10.92
                                                           ========      ========    ========    ========    ========    ========
Market value, end of period............................    $11.1875      $ 12.875    $ 12.875    $ 12.000    $ 11.250    $ 10.125
                                                           ========      ========    ========    ========    ========    ========
Total investment return based on net asset value***....       1.90%         8.29%      14.44%      13.11%      27.25%     (5.44)%
                                                           ========      ========    ========    ========    ========    ========
Total investment return based on market value***.......     (4.85)%         8.53%      17.16%      15.42%      25.02%    (12.83)%
                                                           ========      ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Operating expenses..................................        1.49%**       1.45%       1.48%       1.71%       1.78%       1.69%
   Net investment income****...........................        6.09%**+      6.37%       6.44%       7.36%       8.47%       8.31%
SUPPLEMENTAL DATA:
   Portfolio turnover rate.............................          28%           87%         74%         87%         94%        116%
   Net assets, end of period (in 000's)................    $210,063      $220,690    $221,230    $214,195    $207,720    $191,797
-----------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
 including MMP*........................................        1.00%**       0.99%       1.00%       1.13%       1.13%       1.11%

   * Money Market Cumulative Preferred(TM) Stock.
  ** Annualized.
 *** Assumes reinvestment of distributions at the price obtained by the Fund's
     Dividend Reinvestment Plan.
**** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
   + Not necessarily reflective of results on an annualized basis due to impact of Fiscal 1998 Additional Distributions to MMP*, all of which were paid in the first quarter of Fiscal 1999.
  # Amount represents less than $0.01 per share.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                     INVOLUNTARY         AVERAGE
                           ASSET     LIQUIDATING          MARKET
          TOTAL SHARES   COVERAGE     PREFERENCE          VALUE
          OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1) & (2)
          ------------   ---------   ------------   ------------------
05/31/99*..     700      $300,091      $100,000          $100,000
11/30/98..     700        315,271       100,000           100,000
11/30/97..     700        316,044       100,000           100,000
11/30/96..     700        305,992       100,000           100,000
11/30/95..     700        296,743       100,000           100,000
11/30/94..     700        273,996       100,000           100,000

---------------

(1) Excludes accumulated undeclared dividends.

(2) See Note 5.

 *  Unaudited.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
        ------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark"), serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 1999, excluding short-term investments, aggregated $56,998,737 and $61,382,677 respectively.

     At May 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $11,655,491 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,811,582. The foregoing amounts do not reflect permanent cost and/or market differences between tax treatment and generally accepted accounting principles, which include those differences arising from certain fully taxable preferreds.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4.  COMMON STOCK

     At May 31, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 1999 and for the year ended November 30, 1998.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At May 31, 1999, 700 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 3.625%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its net assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, COPRS, QUIDS, QUICS, QIBS, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 1999, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.  SIGNIFICANT SHAREHOLDERS

     At May 31, 1999, the Commerce Group, Inc. owned approximately 25% of the Fund's outstanding Common Stock.

Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
-----------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 1999, $7,238 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS

     On April 30, 1999, the Fund held its Annual Meeting of Shareholders (the "Meeting") to (1) elect two Directors of the Fund ("Proposal 1"), (2) ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 1999 ("Proposal 2"), and (3) approve an amendment to the Fund's Articles of Incorporation to eliminate the ability of a continuing Director vote to reduce the shareholder vote required to change the Fund's investment objective, its diversified status or its policy against investing for the purpose of gaining control of a company ("Proposal 3"). The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

                            NAME                                 FOR         WITHHELD
                            ----                                 ---         --------
Common Stock
  Robert T. Flaherty........................................  10,044,529      93,743
Preferred Stock
  Morgan Gust...............................................         680          --

Martin Brody, Donald F. Crumrine, David Gale and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2:  RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
             ACCOUNTANTS.

                                                                 FOR         AGAINST     ABSTAINED
                                                                 ---         -------     ---------
Common Stock and Preferred Stock
  (voting together as a single class)
Voted.......................................................  10,037,715     24,020      77,217

PROPOSAL 3:  APPROVE AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION.

                                                    FOR         AGAINST     ABSTAINED     NOT VOTED
                                                    ---         -------     ---------     ---------
Common Stock and Preferred Stock
  (voting together as a single class)
Voted..........................................  6,607,502      89,886      115,323       3,325,917

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

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

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

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@fin-mail.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME OPPORTUNITY FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                    [PREFERRED INCOME OPPORTUNITY FUND LOGO]

                                  Semi-Annual
                                     Report

                                  May 31, 1999